Exhibit 10.2

OMNIBUS AMENDMENT

THIS OMNIBUS AMENDMENT (this “Amendment”), dated as of February 6, 2008, is by and among BECKMAN COULTER FINANCE COMPANY LLC, a Delaware limited liability company (the “Seller”), BECKMAN COULTER, INC., a Delaware corporation, as servicer (the “Servicer”), the financial institutions party hereto (the “Financial Institutions”), Park Avenue Receivables Company LLC (“PARCO”, and together with the Financial Institutions, the “Purchasers”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Purchasers (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Purchase Agreement defined below, or if not defined therein, in the Sale Agreement defined below.

WHEREAS, the Seller, the Servicer, the Purchasers and the Administrative Agent are parties to that certain Receivables Purchase Agreement dated as of October 31, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”);

WHEREAS, the parties to the Purchase Agreement hereto have agreed to amend the Purchase Agreement on the terms and conditions set forth herein;

WHEREAS, the Servicer, in the capacity of Originator, and the Seller, in the capacity of Buyer, are parties to that certain Receivables Sale Agreement dated as of October 31, 2007 (as amended, restated, supplement or otherwise modified from time to time, the “Sale Agreement”);

WHEREAS, the parties to the Sale Agreement hereto have agreed to amend the Sale Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Purchase Agreement. Effective as of the date first above written and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 3 below, the Purchase Agreement is hereby amended as follows:

a. Section 8.7 of the Purchase Agreement is hereby amended to add the following clause (c) at the end thereof:

“(c) The Amortization Event described in Section 9.1(p).”

b. Section 9.1 of the Purchase Agreement is hereby amended to add the following clause (p) at the end thereof:

“(p) DLL shall have delivered notice of a ‘DLL Servicer Termination’, pursuant to, and as defined in, the DLL Interpurchaser Agreement.”

c. The first sentence of Section 9.2 of the Purchase Agreement is hereby amended to state “Upon the occurrence and during the continuance of a Servicer Default, the Administrative Agent may, or upon the direction of the Required Financial Institutions shall, replace the Person then acting as Servicer, pursuant to the procedures set forth in the DLL Interpurchaser Agreement.”

d. Exhibit II of the Purchase Agreement is hereby amended to delete the definition of “Aggregate Reserves” therein and replace it with the following:

“‘Aggregate Reserves’ means, on any date of determination, the sum of the Loss Reserve, the Dilution Reserve, the DLL Reserve and the Yield and Servicing Fee Reserve.”

e. Exhibit II of the Purchase Agreement is hereby amended to add the following defined term:

“‘BEC-DLL Transferred Receivables’ shall have the meaning given to such term in the DLL Interpurchaser Agreement.”

f. Exhibit II of the Purchase Agreement is hereby amended to add the following defined term:

“‘DLL’ means, individually and collectively, De Lage Landen Financial Services, Inc. and De Lage Landen Finance, Inc., each a Delaware corporation, together with any other entity controlled by either of them.”

g. Exhibit II of the Purchase Agreement is hereby amended to add the following defined term:

“‘DLL/BEC Receivable’ shall have the meaning given to such term in the DLL Interpurchaser Agreement.”

h. Exhibit II of the Purchase Agreement is hereby amended to add the following defined term:

“‘DLL Interpurchaser Agreement’ means that certain Interpurchaser Agreement, dated as of February 6, 2008, by and among the Originator, the Seller, DLL and the Administrative Agent, as the same may be amended, restated or otherwise modified from time to time.”

i. Exhibit II of the Purchase Agreement is hereby amended to add the following defined term:

“‘DLL Obligor Receivables’ shall have the meaning given to such term in the DLL Interpurchaser Agreement.”

j. Exhibit II of the Purchase Agreement is hereby amended to add the following defined term:

“‘DLL Receivables’ shall have the meaning given to such term in the DLL Interpurchaser Agreement.”

k. Exhibit II of the Purchase Agreement is hereby amended to add the following defined term:

“‘DLL Reserve’ means, (i) on any date prior to the Replacement Servicer Event, an amount equal to $12,000,000, or such lesser amount as shall then be in effect in accordance with Section 2.3(c) of the DLL Interpurchaser Agreement, and (ii) from and after the Replacement Servicer Event, an amount equal to (A) the Replacement Servicer Event DLL Reserve minus (B) the aggregate amount of all Perfect Pay Amounts remitted by the Replacement Servicer to DLL in accordance with Section 2.4 of the DLL Interpurchaser Agreement; provided that, in the event the Administrative Agent shall elect to declare the ‘DLL Reserve Termination Date’ (as defined in the DLL Interpurchaser Agreement) at any time, the DLL Reserve shall thereupon reduce to zero. For the avoidance of doubt, the DLL Reserve shall not be reduced by any payments by the Originator (as distinguished from the Replacement Servicer) to DLL prior to or after the occurrence of a Replacement Servicer Event.”

l. Exhibit II of the Purchase Agreement is hereby amended to add the following defined term:

“‘Perfect Pay Amount’ shall have the meaning given to such term in the DLL Interpurchaser Agreement.”

m. Exhibit II of the Purchase Agreement is hereby amended to add the following sentence at the end of the definition of “Receivable”:

“Notwithstanding anything to the contrary herein, the term “Receivable” shall not include any DLL Receivables, any DLL/BEC Receivables, any BEC-DLL Transferred Receivables or any DLL Obligor Receivables.”

n. Exhibit II of the Purchase Agreement is hereby amended to add the following defined term:

“‘Replacement Servicer Event’ means the date upon which the Administrative Agent replaces the Originator in the capacity of Servicer.”

o. Exhibit II of the Purchase Agreement is hereby amended to add the following defined term:

“‘Replacement Servicer Event DLL Reserve’ means the amount of the DLL Reserve upon the occurrence of a Replacement Servicer Event.”

2. Amendment to the Sale Agreement. Effective as of the date first above written and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 3 below, the Sale Agreement is hereby amended as follows:

a. Exhibit I of the Sale Agreement is hereby amended to add the following sentence at the end of the definition of “Receivable”:

“Notwithstanding anything to the contrary herein, the term “Receivable” shall not include any DLL Receivables, any DLL/BEC Receivables, any BEC-DLL Transferred Receivables or any DLL Obligor Receivables.”

3. Conditions Precedent. This Amendment shall become effective as of the date above written upon the Administrative Agent’s receipt of five (5) copies of this Amendment duly executed by the parties hereto.

4. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants that:

a. This Amendment, the Purchase Agreement and the Sale Agreement, as amended hereby, constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their terms.

b. Upon the effectiveness of this Amendment and after giving effect hereto, the covenants, representations and warranties of each such party, respectively, set forth in Articles V and VII of the Purchase Agreement and Articles II and IV of the Sale Agreement are true and correct in all material respects as of the date hereof.

c. The Seller hereby represents and warrants that, upon the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes an Amortization Event or Potential Amortization Event.

5. Reference to and Effect on the Purchase Agreement.

a. Upon the effectiveness of this Amendment hereof, on and after the date hereof, (i) each reference in the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Purchase Agreement and its amendments, as amended hereby and (ii) each reference in the Sale Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Sale Agreement and its amendments, as amended hereby.

b. (i) The Purchase Agreement, as amended hereby, and all other amendments, documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed and (ii) the Sale Agreement, as amended hereby, and all other amendments, documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

c. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchasers or the Administrative Agent, nor constitute a waiver of any provision of the Purchase Agreement, the Sale Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. Governing Law. This Amendment and the obligations arising hereunder shall in all respects, including all matters of construction, validity and performance, be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (without regard to conflicts of law principles).

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts; Facsimile Signatures. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals thereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

BECKMAN COULTER FINANCE COMPANY, LLC, as Seller

By:	/s/ Roger B. Plotkin
Name: Roger B. Plotkin Title: President

BECKMAN COULTER, INC., as Servicer

By:	/s/ Roger B. Plotkin
Name: Roger B. Plotkin Title: Treasurer

PARK AVENUE RECEIVABLES COMPANY LLC

By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Adam J. Klimek
Name: Adam J. Klimek Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Financial Institution and as Administrative Agent

By:	/s/ Adam J. Klimek
Name: Adam J. Klimek Title: Vice President